Prepaid Expenses, Other Current Assets and Other Noncurrent Assets - Summary Of Prepaid Expenses And Other Nonurrent Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Prepaid Expense and Other Assets, Noncurrent [Abstract]
Deferred transaction costs	$ 3,912	$ 0
Prepaid external research and development—long term	676	0
Other	23	108
Total other noncurrent assets	$ 4,611	$ 108